Exhibit 99.4

                         INDEPENDENT AUDITORS' CONSENT


We consent to the inclusion in the Form 8-K of SunTrust Banks, Inc. of our report dated January 16, 1997 on the consolidated financial statements of Citizens Bancorp (not included separately herein) as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996.

/s/DELOITTE & TOUCHE LLP
------------------------
Deloitte & Touche LLP

Richmond, Virginia
August 12, 1998